Exhibit 10.6

Certain identified information has been omitted from this document because (i) it is not material and is the type that the Company customarily and actually treats as private or confidential, and/or (ii) if disclosure would constitute a clearly unwarranted invasion of personal privacy and has been marked with “[***]” to indicate where omissions have been made.

AMENDMENT NO. 1 TO
THIRD AMENDED AND RESTATED
ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT

THIS AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT (this “Amendment”) is entered into as of August 29, 2025 (the “Amendment Execution Date”) by and between VENTURE GLOBAL PLAQUEMINES LNG, LLC, a Delaware limited liability company (“Owner”), and KZJV LLC, a Texas limited liability company (“Contractor”).

W I T N E S S E T H:
WHEREAS, Owner and Contractor are parties to that certain Third Amended and Restated Engineering, Procurement and Construction Agreement, dated as of April 7, 2025, relating to Phase 1 of the LNG Export and Liquefaction Facility (the “Agreement”); and
WHEREAS, pursuant to Section 41.8 of the Agreement, the Parties desire to amend the Agreement as set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants and provisions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby covenant and agree as follows:
1.    Defined Terms. Capitalized terms not defined in this Amendment shall have the meaning given to such terms in the Agreement.
2.    Amendments. Effective as of May 1, 2025, the Agreement is hereby amended as follows:
(i)    Article 1 of the Agreement is hereby amended to delete the defined term “Contractor’s G&A” in its entirety and insert the following new defined term in its place:
““Contractor’s G&A” means, in respect of each month that Contractor is eligible for reimbursement of Direct Costs or is managing Agent For Contractor Work, Contractor’s general and administrative expenses for such month, which shall be a fixed percentage and calculated as the sum of (i) [***] percent ([***]%) of the sum of the amounts for Work performed on or after May 1, 2025 and [***]

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percent ([***]%) of the sum of the amounts for Work performed prior to May 1, 2025 relating to third-party subcontracts, procurement of Materials, and Agent For Contracts Costs that are reimbursable to Contractor (in each case, other than Tax Costs); (ii) [***] percent ([***]%) of the sum of all other Direct Costs (other than Tax Costs) that are reimbursable to Contractor; and (iii) [***] percent ([***]%) of the sum of the amount of Tax Costs that are reimbursable to Contractor in respect of such month, all as specifically defined in Exhibit B.”
(ii)    Section 9.2.2 of the Agreement is hereby deleted in its entirety and the following new Section 9.2.2 shall be inserted in its place:
“9.2.2 The Performance Bond shall initially have a face amount of [***] Dollars ($[***]). The face amount of the Performance Bond shall be reduced sequentially as follows:
(a)    On September 1, 2025, the face amount of the Performance Bond shall be reduced to an amount equal to [***] Dollars ($[***]);
(b)    On March 1, 2026, the face amount of the Performance Bond shall be reduced to an amount equal to [***] Dollars ($[***]); and
(c)    Upon Facility Substantial Completion, the face amount of the Performance Bond shall be reduced to an amount equal to [***] Dollars ($[***]). The Performance Bond will be held by Owner until the expiration of the Warranty Period.”
(iii)    Section 9.2.3 of the Agreement is hereby deleted in its entirety and the following new Section 9.2.3 shall be inserted in its place:
“9.2.3    The Payment Bond shall constitute security for the payments made by Owner to Contractor on or after the Notice to Proceed Date. The Payment Bond shall have a face amount equal to [***] Dollars ($[***]). On September 1, 2025, the face amount of the Payment Bond shall be decreased to be equal to [***] Dollars ($[***]). On March 1, 2026, the face amount of the Payment Bond shall be decreased to be equal to [***] Dollars ($[***]). The Payment Bond will be held by Owner until the Facility Substantial Completion Date.”
(iii)    Section 36.1 of the Agreement is hereby amended by inserting the following new Section 36.1.5 immediately following Section 36.1.4:
“36.1.5 Notwithstanding the foregoing, the Parties agree to engage in the development and implementation of an expedited process to resolve certain disputed cost amounts submitted by Contractor for reimbursement with reasonable backup within a reasonable time period not to exceed one hundred eighty (180) days. The specific disputed cost amounts subject to this expedited resolution process shall be limited to those relating to Work performed prior to

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May 1, 2025, and identified by Contractor to Owner not later than September 29, 2025. Owner shall have no obligation to consider any cost or expense not identified by Contractor to Owner pursuant to this Section 36.1.5 as part of the expedited dispute resolution process as set forth in this Section 36.1.5; provided, however, that nothing in this Section 36.1.5 shall operate to waive any right of Contractor for reimbursement of any identified or non-identified cost or expense.”
(iv)    Exhibit C to the Agreement is hereby deleted in its entirety and a new Exhibit C in the form attached as Attachment A to this Amendment shall be inserted in its place. The new Exhibit C shall be applied retroactively to May 1, 2025. For the avoidance of doubt, Contractor shall issue a credit to Owner with respect to any Requests for Payment for Work performed on or after May 1, 2025 that do not reflect the Contractor rates set forth in the new Exhibit C.

3.    Benefits. This Amendment shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns. Except with respect to the rights of successors and permitted assigns as provided in the Agreement, including any Person who purchases, leases or takes a security interest in an undivided interest in the Facility (including the Lenders), nothing express or implied in this Amendment is intended to confer upon any person, other than the Parties and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Amendment.

4.    Effect of Amendment. Except as specifically set forth herein, the Agreement, as amended by this Amendment, remains in full force and effect in accordance with its terms.
5.    Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.
6.    Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. A signed copy of this Amendment transmitted by electronic mail shall be treated as an original and shall be binding against the Party whose signature appears on such copy.

[signatures appear on following page]

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives on the Amendment Execution Date.

VENTURE GLOBAL PLAQUEMINES LNG, LLC

By: /s/Keith Larson
Name:    Keith Larson
Title:    Secretary

KZJV LLC

By: /s/Paul Fellows
Name:    Paul Fellows
Title:    Manager

By: /s/Bruce Beall
Name:    Bruce Beall
Title:    Manager

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Attachment A

Exhibit C Rates

[Omitted]

1
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